UBS Investment Bank Fixed Bid Stratification Jumbo 15

(blank DEALNAME) and (DELCODE ne 'PIF'); FNMA eq 'N'; ALTDEAL ss 'JUMBO 15'

Pool Summary	COUNT	UPB	%
Non-Conforming	251	$133,176,914.00	100.00%
Total:	251	$133,176,914.00	100.00%
Data as of Date: 2003-08-01
AVG UPB: $530,585.31
GROSS WAC: 5.1945%
NET WAC: 4.945%
%SF/PUD: 92.97%
%FULL/ALT: 36.01%
%CASHOUT: 19.20%
%BUYDOWN: 0.00%
%LTV > 80 NO MI: 0.00%
WA LTV: 56.59%
%FICO > 679: 91.59%
%NO FICO: 0.29%
WA FICO: 740
% FIRST LIEN: 100.00%
%PREPAY PENALTY: 0.00%
CAL1FORNIA %: 32.60%

Product Type	COUNT	UPB	%
15YRFXD	251	$133,176,914.00	100.00%
Total:	251	$133,176,914.00	100.00%

Original Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	10	$3,415,050.00	2.56%
$350,000.01 - $400,000.00	52	19,609,600.00	14.72
$400,000.01 - $450,000.00	42	17,806,000.00	13.37
$450,000.01 - $500,000.00	44	21,235,164.00	15.95
$500,000.01 - $550,000.00	16	8,293,000.00	6.23
$550,000.01 - $600,000.00	19	11,079,100.00	8.32
$600,000.01 - $650,000.00	29	18,473,700.00	13.87
$650,000.01 - $700,000.00	7	4,792,400.00	3.60
$700,000.01 - $750,000.00	10	7,373,700.00	5.54
$750,000.01 - $800,000.00	3	2,361,500.00	1.77
$800,000.01 - $850,000.00	4	3,316,000.00	2.49
$900,000.01 - $950,000.00	5	4,631,200.00	3.48
$950,000.01 - $1,000,000.00	7	6,865,500.00	5.16
$1,000,000.01 >=	3	3,925,000.00	2.95
Total:	251	$133,176,914.00	100.00%
Minimum: $325,500.00
Maximum: $1,500,000.00
Average: $530,585.31

Unpaid Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	10	$3,415,050.00	2.56%
$350,000.01 - $400,000.00	52	19,609,600.00	14.72
$400,000.01 - $450,000.00	42	17,806,000.00	13.37
$450,000.01-$500,000.00	44	21,235,164.00	15.95
$500,000.01 - $550,000.00	16	8,293,000.00	6.23
$550,000.01-$600,000.00	19	11,079,100.00	8.32
$600,000.01 - $650,000.00	29	18,473,700.00	13.87
$650,000.01 - $700,000.00	7	4,792,400.00	3.60
$700,000.01 - $750,000.00	10	7,373,700.00	5.54
$750,000.01 - $800,000.00	3	2,361,500.00	1.77
$800,000.01 - $850,000.00	4	3,316,000.00	2.49
$900,000.01 - $950,000.00	5	4,631,200.00	3.48
$950,000.01-$1,000,000.00	7	6,865,500.00	5.16
$1,000,000.01 >=	3	3,925,000.00	2.95
Total:	251	$133,176,914.00	100.00%
Minimum: $325,500.00
Maximum: $1,500,000.00
Average: $530,585.31

Gross Rate	COUNT	UPB	%
4.251% - 4.500%	1	$650,000.00	0.49%
4.501% - 4.750%	21	11,096,900.00	8.33
4.751% - 5.000%	49	25,983,214.00	19.51
5.001% - 5.250%	98	51,044,950.00	38.33
5.251% - 5.500%	69	38,066,850.00	28.58
5.501% - 5.750%	7	3,427,000.00	2.57
5.751% - 6.000%	3	1,681,500.00	1.26
6.001% - 6.250%	1	418,500.00	0.31
6.251% - 6.500%	2	808,000.00	0.61
Total:	251	$133,176,914.00	100.00%
Minimum: 4.500%
Maximum: 6.500%
Weighted Average: 5.195%

Net Rate	COUNT	UPB	%
4.001% - 4.250%	1	$650,000.00	0.49%
4.251% - 4.500%	21	11,096,900.00	8.33
4.501% - 4.750%	49	25,983,214.00	19.51
4.751% - 5.000%	98	51,044,950.00	38.33
5.001% - 5.250%	69	38,066,850.00	28.58
5.251% - 5.500%	7	3,427,000.00	2.57
5.501% - 5.750%	3	1,681,500.00	1.26
5.751% - 6.000%	1	418,500.00	0.31
6.001% - 6.250%	2	808,000.00	0.61
Total:	251	$133,176,914.00	100.00%
Minimum: 4.250%
Maximum: 6.250%
Weighted Average: 4.945%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Edmond\cas\confine master.cas

Aug 1, 2003 12:28

UBS Investment Bank Fixed Bid Stratification Jumbo 15

(blank DEALNAME) and (DELCODE ne 'PIF'); FNMA eq 'N'; ALTDEAL ss 'JUMBO 15'

Original Term to Maturity	COUNT	UPB	%
61-120	1	$499,000.00	0.37%
121-180	250	132,677,914.00	99.63
Total:	251	$133,176,914.00	100.00%
Minimum: 120
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
61-120	1	$499,000.00	0.37%
121-180	250	132,677,914.00	99.63
Total:	251	$133,176,914.00	100.00%
Minimum: 120
Maximum: 180
Weighted Average: 178

Remaining Amortization Term	COUNT	UPB	%
61-120	1	$499,000.00	0.37%
121-180	250	132,677,914.00	99.63
Total:	251	$133,176,914.00	100.00%
Minimum: 120
Maximum: 180
Weighted Average: 178

Seasoning	COUNT	UPB	%
<= 0	76	$40,533,614.00	30.44%
1 - 1	82	42,592,200.00	31.98
2-2	81	43,593,100.00	32.73
3-3	4	2,139,000.00	1.61
4-4	1	850,000.00	0.64
5-5	1	682,500.00	0.51
6-6	3	1,560,000.00	1.17
7-12	1	344,100.00	0.26
13-24	2	882,400.00	0.66
Total:	251	$133,176,914.00	100.00%
Minimum: 0
Maximum: 14
Weighted Average: 1

FICO Scores	COUNT	UPB	%
0-0	1	$386,000.00	0.29%
600-609	1	360,000.00	0.27
610-619	1	440,000.00	0.33
620-629	1	588,100.00	0.44
630-639	2	942,000.00	0.71
640-649	1	675,000.00	0.51
650-659	4	1,953,400.00	1.47
660-669	4	1,565,000.00	1.18
670-679	8	4,287,500.00	3.22
680-689	11	6,376,950.00	4.79
690-699	17	8,935,550.00	6.71
700-709	9	5,284,500.00	3.97
710-719	13	7,375,200.00	5.54
720-729	19	11,201,900.00	8.41
730-739	20	10,423,600.00	7.83
740-749	13	7,144,200.00	5.36
750-759	24	12,696,364.00	9.53
760-769	26	13,503,550.00	10.14
770-779	30	15,744,500.00	11.82
780-789	24	12,105,300.00	9.09
790-799	10	5,165,400.00	3.88
800-809	11	5,662,900.00	4.25
820-829	1	360,000.00	0.27
Total:	251	$133,176,914.00	100.00%
Minimum: 0
Maximum: 820
Weighted Average: 740

Loan To Value Ratio	COUNT	UPB	%
10.001%-15.000%	2	$1,295,000.00	0.97%
15.001% - 20.000%	2	1,492,000.00	1.12
20.001%-25.000%	2	1,111,000.00	0.83
25.001% - 30.000%	9	5,012,500.00	3.76
30.001% - 35.000%	13	6,626,450.00	4.98
35.001% - 40.000%	14	7,816,000.00	5.87
40.001% - 45.000%	16	8,793,950.00	6.60
45.001% - 50.000%	27	14,863,800.00	11.16
50.001% - 55.000%	29	13,034,900.00	9.79
55.001% - 60.000%	22	12,069,750.00	9.06
60.001% - 65.000%	30	14,417,850.00	10.83
65.001% - 70.000%	21	12,561,550.00	9.43
70.001% - 75.000%	27	14,416,300.00	10.82
75.001% - 80.000%	37	19,665,864.00	14.77
Total:	251	$133,176,914.00	100.00%
Minimum: 12.70%
Maximum: 80.00%
Weighted Average: 56.59%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Edmond\cas\confine master.cas

Aug 1, 2003 12:28

UBS Investment Bank Fixed Bid Stratification Jumbo 15

(blank DEALNAME) and (DELCODE ne 'PIF'); FNMA eq 'N'; ALTDEAL ss 'JUMBO 15'

Current Loan To Value Ratio	COUNT	UPB	%
<=0.000%	93	$48,164,514.00	36.17%
10.001% - 15.000%	1	800,000.00	0.60
15.001% - 20.000%	2	1,492,000.00	1.12
20.001%-25.000%	2	1,111,000.00	0.83
25.001% - 30.000%	4	2,357,000.00	1.77
30.001% - 35.000%	7	3,865,600.00	2.90
35.001%-40.000%	14	7,816,000.00	5.87
40.001%-45.000%	11	5,866,750.00	4.41
45.001% - 50.000%	18	10,588,000.00	7.95
50.001% - 55.000%	15	6,467,950.00	4.86
55.001% - 60.000%	10	6,515,400.00	4.89
60.001% - 65.000%	17	7,694,250.00	5.78
65.001% - 70.000%	16	9,909,500.00	7.44
70.001%-75.000%	18	9,170,100.00	6.89
75.001% - 80.000%	23	11,358,850.00	8.53
Total:	251	$133,176,914.00	100.00%
Minimum: 0.000%
Maximum: 80.000%
Weighted Average: 35.507%

Combined Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$495,000.00	0.37%
15.001% - 20.000%	3	2,292,000.00	1.72
20.001% - 25.000%	3	1,538,000.00	1.15
25.001% - 30.000%	7	3,791,500.00	2.85
30.001% - 35.000%	13	6,955,450.00	5.22
35.001% - 40.000%	13	7,200,000.00	5.41
40.001%-45.000%	12	6,803,450.00	5.11
45.001% - 50.000%	22	11,452,800.00	8.60
50.001% - 55.000%	28	12,744,900.00	9.57
55.001%-60.000%	22	10,794,100.00	8.11
60.001% - 65.000%	27	13,643,900.00	10.24
65.001% - 70.000%	23	13,616,350.00	10.22
70.001% - 75.000%	37	20,084,500.00	15.08
75.001% - 80.000%	30	16,203,064.00	12.17
80.001% - 85.000%	6	3,832,900.00	2.88
85.001% - 90.000%	4	1,729,000.00	1.30
Total:	251	$133,176,914.00	100.00%
Minimum: 12.70%
Maximum: 90.00%
Weighted Average: 58.80%

DTI	COUNT	UPB	%
<= 0.000%	18	$9,415,900.00	7.07%
1.001% - 6.000%	1	385,000.00	0.29
6.001%-11.000%	6	4,405,000.00	3.31
11.001%-16.000%	18	8,981,000.00	6.74
16.001% - 21.000%	29	14,882,700.00	11.18
21.001% - 26.000%	32	16,180,750.00	12.15
26.001% - 31.000%	31	17,725,500.00	13.31
31.001% - 36.000%	39	21,444,364.00	16.10
36.001% - 41.000%	31	16,333,700.00	12.26
41.001% - 46.000%	29	14,966,350.00	11.24
46.001% - 51.000%	11	5,466,400.00	4.10
51.001% - 56.000%	4	1,998,150.00	1.50
56.001%-61.000%	1	408,100.00	0.31
76.001% - 81.000%	1	584,000.00	0.44
Total:	251	$133,176,914.00	100.00%
Minimum: 0.000%
Maximum: 76.730%
Weighted Average: 30.371%

Geographic Concentration	COUNT	UPB	%
CALIFORNIA	81	$43,418,214.00	32.60%
ILLINOIS	35	17,712,550.00	13.30
VIRGINIA	16	8,000,650.00	6.01
TEXAS	14	7,654,000.00	5.75
NEW YORK	13	6,912,000.00	5.19
COLORADO	11	6,765,500.00	5.08
MARYLAND	12	5,487,400.00	4.12
NEW JERSEY	7	4,930,000.00	3.70
NORTH CAROLINA	7	3,644,950.00	2.74
OHIO	5	2,866,800.00	2.15
CONNECTICUT	6	2,853,750.00	2.14
GEORGIA	5	2,553,600.00	1.92
ARIZONA	5	2,531,000.00	1.90
OREGON	5	2,282,000.00	1.71
MASSACHUSETTS	5	2,089,000.00	1.57
DISTRICT OF COLUMBIA	3	1,862,350.00	1.40
INDIANA	3	1,584,000.00	1.19
WASHINGTON	3	1,413,750.00	1.06
MINNESOTA	3	1,406,000.00	1.06
MICHIGAN	2	1,323,200.00	0.99
OKLAHOMA	1	980,000.00	0.74
SOUTH CAROLINA	2	869,000.00	0.65
FLORIDA	1	707,500.00	0.53
NEW MEXICO	1	636,000.00	0.48
TENNESSEE	1	630,000.00	0.47
PENNSYLVANIA	1	600,000.00	0.45
WEST VIRGINIA	1	526,500.00	0.40
MISSOURI	1	473,300.00	0.36
IOWA	1	463,900.00	0.35
Total:	251	$133,176,914.00	100.00%

North-South CA	COUNT	UPB	%
North CA	38	$19,666,050.00	14.77%
South CA	43	23,752,164.00	17.84
States Not CA	170	89,758,700.00	67.40
Total:	251	$133,176,914.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Edmond\cas\confine master.cas

Aug 1, 2003 12:28

UBS Investment Bank Fixed Bid Stratification Jumbo 15

(blank DEALNAME) and (DELCODE ne 'PIF'); FNMA eq 'N'; ALTDEAL ss 'JUMBO 15'

Zip Code Concentration	COUNT	UPB	%
60093	7	$3,733,000.00	2.80%
60035	5	2,512,000.00	1.89
90265	3	2,242,000.00	1.68
94563	4	2,159,600.00	1.62
80424	2	2,095,000.00	1.57
Other	230	120,435,314.00	90.43
Total:	251	$133,176,914.00	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	185	$99,692,164.00	74.86%
Cash Out Refi	52	25,575,300.00	19.20
Purchase	14	7,909,450.00	5.94
Total:	251	$133,176,914.00	100.00%

Cashout Indicator	COUNT	UPB	%
	251	$133,176,914.00	100.00%
Total:	251	$133,176,914.00	100.00%

Document Type	COUNT	UPB	%
Limited Income & Asset	122	$66,437,550.00	49.89%
Full	62	32,080,650.00	24.09
Alternate	31	15,882,300.00	11.93
Asset Only	13	7,400,850.00	5.56
Employment Verification Only	9	4,222,214.00	3.17
Streamline	6	3,239,900.00	2.43
Income Only	5	2,112,250.00	1.59
No Income No Asset	2	1,401,200.00	1.05
No Doc	1	400,000.00	0.30
Total:	251	$133,176,914.00	100.00%

Property Type	COUNT	UPB	%
Single Family	203	$107,878,850.00	81.00%
Pod	21	10,738,850.00	8.06
Pod Detached	10	5,200,514.00	3.90
Condomimium	8	4,012,700.00	3.01
Coop	4	2,648,000.00	1.99
Two Family	4	1,998,000.00	1.50
	1	700,000.00	0.53
Total:	251	$133,176,914.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	244	$129,908,514.00	97.55%
Second Home	7	3,268,400.00	2.45
Total:	251	$133,176,914.00	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	251	$133,176,914.00	100.00%
Total:	251	$133,176,914.00	100.00%
wa Term: 0.000
A Prepayment Penalty of.50 =6 Month Prepayment Penalty

Balloon Flag	COUNT	UPB	%
Not Balloon Loans	251	$133,176,914.00	100.00%
Total:	251	$133,176,914.00	100.00%

Silent 2nd	COUNT	UPB	%
N Y	107 118 26	$55,519,964.00 62,889,450.00 14,767,500.00	41.69% 47.22 11.09
Total:	251	$133,176,914.00	100.00%

Lien Position	COUNT	UPB	%
1	251	$133,176,914.00	100.00%
Total:	251	$133,176,914.00	100.00%

Mortgage Ins.	COUNT	UPB	%
No MI	251	$133,176,914.00	100.00%
Total:	251	$133,176,914.00	100.00%
% LTV>80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Edmond\cas\confine master.cas

Aug 1, 2003 12:28